Long-term Debt, current and non-current	6 Months Ended
Jun. 30, 2013
Long Term Debt [Abstract]
Long-term debt, current and non-current

5.       Long-Term Debt

The amounts of long-term debt shown in the accompanying consolidated balance sheets are analyzed as follows:

	June 30, 2013	December 31, 2012
Royal Bank of Scotland - Revolving credit facility	$92,700	$92,700
Less related deferred financing costs	(697)	(794)
Total	$92,003	$91,906

The Royal Bank of Scotland plc.: On December 16, 2011, the Company entered into a revolving credit facility with the Royal Bank of Scotland plc (“RBS”), where the lenders have agreed to make available to it a revolving credit facility of up to $100,000 in order to refinance part of the acquisition cost of the vessels m/v “Sagitta” and m/v “Centaurus” and finance part of the acquisition costs of additional containerships (“Additional Ships”). During 2012, an amount of $92,700 was drawn down under the credit facility, leaving an unused amount at June 30, 2013 of $7,300. The Company pays commitment commissions of 0.99% on the available commitment.

The facility will be available for five years with the maximum available amount (the “Available Facility Limit”) reducing based on the age of the financed vessels and being assessed on a yearly basis, as well as, at the date in which the age of any Additional Ship exceeds the 20 years. In the event that the amounts outstanding at that time exceed the revised Available Facility Limit the Company shall repay such part of the loan that exceeds the Available Facility Limit. Based on the age of the currently financed vessels the full amount of the facility will be repaid at the end of its availability period on January 17, 2017.

The credit facility bears interest at Libor plus a margin of 2.75% and is secured by first priority mortgages over the financed fleet, general assignments of earnings, insurances and requisition compensation, specific assignments of any charters exceeding durations of twelve months, pledge of shares of the guarantors which will be the ship-owning companies of the mortgaged vessels, manager's undertakings and minimum security hull value depending on the average age of the mortgaged vessels. The credit facility also includes restrictions as to changes in management and employment of vessels, and requires minimum cash of 10% of the drawings under the revolving facility, but not less than $5,000, to be held by the borrower. Furthermore, the financial covenants require that the Company maintains minimum ratios of consolidated net debt to market adjusted assets, EBITDA to interest costs and forward looking operating cash flows to forward looking interest costs. Finally, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants of the facility.

During the six months ended June 30, 2013, the Company obtained Lender's consent for the change of the vessels' Manager from DSS to UOT, as well as for entering into a new loan agreement with DSI in May 2013 (Note 2).

On July 22, 2013, and in relation with lenders' consent to the loan agreement between the Company and Diana Shipping Inc., the Company entered into a supplemental loan agreement with the Royal Bank of Scotland plc, to amend certain terms of the existing loan agreement (Note 11).

During the six months ended June 30, 2013 and 2012, total interest incurred on long-term debt, amounted to $1,403 and $1,241, respectively, and is included in Interest and finance costs in the accompanying unaudited interim consolidated statements of operations. Commitment fees incurred during the six months ended June 30, 2013 and 2012 amounted to $36 and $113, respectively, and are also included in Interest and finance costs in the accompanying unaudited interim consolidated statements of operations.